U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2011

ONCOLOGIX TECH, INC.

(Name of Small Business Issuer as Specified in Its Charter)

Nevada	0-15482	86-1006416
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

P.O. Box 8832

Grand Rapids, MI 49518-8832

(Address of principal executive offices)

(616) 977-9933

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On October 19, 2011, the Company sold 625,000 shares of its common stock to a non-related accredited investor at $0.04 per share. The sale resulted in gross proceeds to the Company of $25,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 21, 2011
ONCOLOGIX TECH, INC.

By: /s/ Anthony Silverman
Anthony Silverman, President

By: /s/ Michael A. Kramarz
Michael A. Kramarz, Chief Financial Officer